KEMPER INCOME FUNDS         KEMPER INCOME FUNDS

   Kemper High Yield Fund      Kemper Adjustable Rate
     Kemper High Yield         U.S. Government Fund*
      Opportunity Fund       Kemper Short-Intermediate
 Kemper Income And Capital        Government Fund
     Preservation Fund       Kemper Diversified Income
   Kemper Short-Term U.S.              Fund**
      Government Fund          Kemper U.S. Government
Kemper Strategic Income Fund      Securities Fund
   Kemper U.S. Government      Kemper High Yield Fund
      Securities Fund            Kemper High Yield
 Kemper U.S. Mortgage Fund        Opportunity Fund
  SUPPLEMENT TO PROSPECTUS   Kemper Income And Capital
   DATED JANUARY 1, 1999,        Preservation Fund
AS REVISED FEBRUARY 8, 1999  Kemper U.S. Mortgage Fund
     ------------------       SUPPLEMENT TO PROSPECTUS
                                DATED JANUARY 1, 1999
KEMPER TAX-FREE INCOME FUNDS      ------------------

 Kemper Municipal Bond Fund      KEMPER INCOME FUNDS
    Kemper Intermediate
    Municipal Bond Fund       Kemper High Yield Fund II
 Kemper California Tax-Free    SUPPLEMENT TO PROSPECTUS
        Income Fund            DATED NOVEMBER 30, 1998
  Kemper Florida Tax-Free         ------------------
        Income Fund
  Kemper New York Tax-Free
        Income Fund
Kemper Ohio Tax-Free Income
            Fund
  SUPPLEMENT TO PROSPECTUS
   DATED JANUARY 1, 1999
     ------------------

* On February 5, 1999, Kemper Short-Intermediate Government Fund was reorganized into Kemper Adjustable Rate U.S. Government Fund. Kemper Adjustable Rate U.S. Government Fund was then renamed Kemper Short-Term U.S. Government Fund, and its objective and policies were changed accordingly.

**       Currently known as Kemper Strategic Income Fund

The following disclosure supplements the disclosure in the "Special Features -- Exchange Privilege -- General" section of the prospectus for all funds:

Effective June 1, 1999, in addition to the current limits on exchanges of shares with a value over $1,000,000, shares of a Kemper Fund with a value of $1,000,000 or less (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may

March 29, 1999
not be exchanged thereafter until they have been owned for 15 days if, in the investment manager's judgement, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and therefore may be subject to the 15-Day Hold Policy.

For Kemper Income And Capital Preservation Fund, the following disclosure replaces the relevant paragraph in the "Principal strategies and investments" section on page 36 of the prospectus dated January 1, 1999:

While the fund has the ability to invest up to 20% of its assets in high yield securities, the fund normally invests predominantly in corporate debt securities which are rated in the four highest grades by a nationally recognized statistical rating service such as Standard and Poor's Corporation or Moody's Investors Service, Inc. and Mortgage Backed Securities.

For Kemper Income And Capital Preservation Fund, the following disclosure supplements the "Additional information about principal risks" section on page 36 of the prospectus dated January 1, 1999:

High Yield Fixed Income Securities. Investments in high yield fixed-income securities (often referred to as "junk bonds") are more likely to be affected by negative developments relating to their issuer or industry, and entail relatively greater risk of loss of income and principal than investments in higher rated securities. Market prices of high yield securities may fluctuate more than market prices of higher rated securities.